                                                                                                Exhibit 10.31

AMENDMENT NUMBER 1 TO
AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT

 THIS AMENDMENT AGREEMENT (the “Amendment”) is entered into as of January ____, 2007, between MM² GROUP, INC., a corporation organized and existing under the laws of the State of New Jersey (the “Company”), and CORNELL CAPITAL PARTNERS, LP a Delaware limited partnership (the “Investor”).

WHEREAS, the Company and the Investor are parties to a certain Amended and Restated Securities Purchase Agreement dated as of July 20, 2006 (the “Agreement”); and

WHEREAS, the parties wish to amend the Agreement as set forth below.

NOW, THEREFORE, it is agreed:

I.      Amendments.

A.    AMENDMENT OF THE 6th“WHEREAS” CLAUSE. The sixth (6th) “WHEREAS” Clause of the Agreement is hereby deleted in its entirety and the following language shall replace said section of the Agreement:

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Buyer(s), as provided herein, and the Buyer(s) shall purchase up to Two Million Five Hundred Thousand Dollars ($2,500,000) of secured convertible debentures (the “Convertible Debentures”), which shall be convertible into shares of the Company’s Class A common stock, no par value per share (the “Common Stock”) (as converted, the “Conversion Shares”) of which One Million Two Hundred Fifty Thousand Dollars ($1,250,000) was previously funded pursuant to the secured convertible debenture issued by the Company to the Investor on or about April 1, 2005, which has been amended and restated on July 20, 2006 to reflect the Assignment and Assumption Agreement and accrued but unpaid interest (the “First Closing”) and Six Hundred Twenty-Five Thousand Dollars ($625,000) shall be funded two (2) business days prior to the date the Registration Statement (the “Registration Statement”) is filed with the SEC (the “Second Closing”), and Six Hundred Twenty-Five Thousand Dollars ($625,000) shall be funded two (2) business days prior to the date the Registration Statement is declared effective by the SEC (the “Third Closing”) (individually referred to as a “Closing” collectively referred to as the “Closings”), for a total purchase price of up to Two Million Five Hundred Thousand Dollars ($2,500,000), (the “Purchase Price”) in the respective amounts set forth opposite each Buyer(s) name on Schedule I (the “Subscription Amount”);

B.    AMENDMENT TO SECTION 1(b). Section 1(b) of the Agreement is hereby deleted in its entirety and the following language shall replace said Section 1(b) of the Agreement:

Section 1(b): Closing Date. The First Closing of the purchase and sale of the Convertible Debentures previously took place on or about April 1, 2005 (the “First Closing Date”). The Second Closing of the purchase and sale of the Convertible Debentures shall take place at 10:00 a.m. Eastern Standard Time two (2) business days prior to the date the Registration Statement is filed with the SEC, subject to notification of satisfaction of the conditions to the Second Closing set forth herein and in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and the Buyer(s)) (the “Second Closing Date”), and the Third Closing of the purchase and sale of the Convertible Debentures shall take place at 10:00 a.m. Eastern Standard Time two (2) business days prior to the date the Registration Statement is declared effective by the SEC, subject to notification of satisfaction of the conditions to the Third Closing set forth herein and in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and the Buyer(s)) (the “Third Closing Date”) (collectively referred to a the “Closing Dates”). The Closings shall occur on the respective Closing Dates at the offices of Yorkville Advisors, LLC, 101 Hudson Street, Suite 3700, Jersey City, New Jersey 07302 (or such other place as is mutually agreed to by the Company and the Buyer(s)).

C.    AMENDMENT TO SECTION 7. Section 7 of the Agreement is hereby deleted in its entirety and the following language shall replace said Section 7 of the Agreement:

 Section 7:    CONDITIONS TO THE BUYER’S OBLIGATION TO PURCHASE.

(a)  The obligation of the Buyer(s) hereunder to accept the Convertible Debentures at the Second Closing is subject to the satisfaction, at or before the Second Closing Date, of each of the following conditions:

(i) The Common Stock shall be authorized for quotation on the OTCBB, and trading in the Common Stock shall not have been suspended for any reason.

(ii) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Second Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Second Closing Date.

(iii)    The Company shall have executed and delivered to the Buyer(s) the Convertible Debentures in the respective amounts set forth opposite each Buyer(s) name on Schedule I attached hereto.

(iv)    The Company shall file the registration statement with the SEC in compliance with the rules and regulations promulgated by the SEC for filing thereof within two (2) days of the Second Closing Date.

(v)    The Company shall have certified, in a certificate executed by two officers of the Company and dated as of the Second Closing Date, that all conditions to the Second Closing have been satisfied.

(b)     The obligation of the Buyer(s) hereunder to accept the Convertible Debentures at the Third Closing is subject to the satisfaction, at or before the Second Closing Date, of each of the following conditions:

(i)    The Common Stock shall be authorized for quotation on the OTCBB, and trading in the Common Stock shall not have been suspended for any reason.

(ii)    The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Second Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Third Closing Date.

(iii)    The Company shall have executed and delivered to the Buyer(s) the Convertible Debentures in the respective amounts set forth opposite each Buyer(s) name on Schedule I attached hereto.

(iv)    The Registration Statement shall be declared effective by the SEC within two (2) days of the Third Closing Date.

(v)    The Company shall have certified, in a certificate executed by two officers of the Company and dated as of the Third Closing Date, that all conditions to the Third Closing have been satisfied.

II. Miscellaneous.

A.	Except as provided hereinabove, all of the terms and conditions contained in the Agreement shall remain unchanged and in full force and effect.

B.	This Amendment is made pursuant to and in accordance with the terms and conditions of the Agreement.

C.	All capitalized but not defined terms used herein shall have those meanings ascribed to them in the Agreement.

D. All provisions in the Agreement and any amendments, schedules or exhibits thereto in conflict with this Amendment shall be and hereby are changed to conform to this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

COMPANY:
MM² GROUP, INC.

By: ________________________
Name Mark Meller
Title: President & CEO

CORNELL CAPITAL PARTNERS, LP
By: Yorkville Advisors LLC
Its: General Partner

By: ________________________
Name Mark Angelo
Title: Portfolio Manager

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